Exhibit 10.15

PIVOTAL SOFTWARE, INC.

2018 EQUITY INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AGREEMENT FOR U.S. PARTICIPANTS

This Non-Qualified Stock Option Agreement (this “Agreement”), dated as of [•], 20[•] (the “Grant Date”), and the Notice of Award (the “Notice”) are between Pivotal Software, Inc., a Delaware corporation (the “Company”), and [•] (the “Participant”).

Preliminary Statement

The Committee hereby grants this Award of an Option (the “Option”) as of the Grant Date pursuant to the Pivotal Software, Inc. 2018 Equity Incentive Plan (as it may be amended from time to time, the “Plan”), to purchase the number of Shares set forth below, to the Participant, as an Employee of the Company or, if different, the Affiliate employing or retaining the Participant (the “Employer”). The Option is not intended to be an incentive stock option under Section 422 of the Code. Except as otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. By accepting this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.

Accordingly, the parties hereto agree as follows:

1.                                      Shares Subject to Option; Exercise Price. The Option shall entitle the Participant to purchase from the Company, upon exercise, a number of Shares as set forth in the Notice, in accordance with and subject to the terms of this Agreement and the Plan. The exercise price of the Option is set forth in the Notice (the “Exercise Price”).

2.                                      Vesting Dates. Subject to Section 5, the Option shall vest and become exercisable on the dates set forth in the Notice.

3.                                      Option Term.

(a)                                 The term of the Option shall expire at close of the principal stock market or exchange on which the Shares are quoted or traded on the tenth anniversary of the Grant Date (the “Expiration Date”), unless terminated earlier in accordance with this Agreement or the Plan.  In no event may any portion of the Option be exercised after the Expiration Date.

(b)                                 Upon the Expiration Date, if all or any portion of the Option has not yet been exercised and if the Fair Market Value of a Share as of such date is greater than the sum of the Exercise Price and any applicable transaction fees, then the Company will (i) effect a “net exercise” of the Option under which the Company will reduce the number of Shares otherwise issuable to the Participant upon such exercise by the number of Shares with an aggregate fair market value that equals the sum of the aggregate Exercise Price and the withholding obligations with regard to all Tax-Related Items (as defined in Section 8(a)) or (ii) unless the Participant is then covered by Section 16 of the Exchange Act, effectuate an exercise of the Option through a procedure whereby irrevocable instructions are delivered to a broker reasonably acceptable to the Committee to sell Shares obtained upon exercise of the Option and to deliver promptly to the Company an amount of the proceeds of such sale equal to the sum of the aggregate Exercise Price and the withholding obligations with regard to all Tax-Related Items. In the event of such exercise and sale, the Company may determine, in its discretion, whether to (x) simultaneously sell the Shares remaining following such exercise and sale, in which case the Company will remit the net proceeds from such sale to the Participant or (y) issue the remaining Shares upon such exercise and sale to the Participant. If the Expiration Date is scheduled to occur during a restricted trading period (as defined in the Company’s insider trading policy) and the Participant is then subject to such restricted trading period and is not covered by Section 16 of the Exchange Act, the Company may effect such exercise and sale on behalf of the Participant on the last trading day prior to the start of such restricted trading period.

4.                                      Option Exercise.

(a)                                 To the extent that the Option has become vested and exercisable with respect to a number of Shares, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the Expiration Date (or, if earlier, the applicable date determined in accordance with Section 5).

(b)                                 To exercise the Option, the Participant must:

(i)                                     deliver to the Company a written notice specifying the number of Shares to be purchased; and

(ii)                                  remit the aggregate Exercise Price to the Company in full, payable in the manner determined by the Committee from time to time in its sole discretion, which may include: (A) in cash or by check, bank draft or money order payable to the order of the Company; (B) through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to sell Shares obtained upon exercise of the Option and to deliver promptly to the Company an amount of the proceeds of such sale equal to the aggregate Exercise Price; (C) by a “net exercise” under which the Company reduces the number of Shares otherwise issuable to the Participant upon such exercise by the number of Shares with an aggregate fair market value that equals the aggregate Exercise Price; or (D) any other method acceptable to the Committee.

5.                                      Termination of Service.

(a)                                 Other Than For Cause or Due to Death or Disability. In the event of the Participant’s Termination of Service for any reason other than by the Company or the Employer for Cause or due to death or Disability, (i) any unvested portion of the Option will be forfeited and (ii) the Participant may exercise any vested portion of the Option until 90 days after the date of such Termination of Service (or, if earlier, the Expiration Date).

(b)                                 Due to Death or Disability. In the event of the Participant’s Termination of Service due to death or Disability, (i) any unvested portion of the Option will vest in full and become exercisable and (ii) the Participant (or the Participant’s Beneficiary, if applicable) may exercise the vested Option until the first anniversary of the date of such Termination of Service (or, if earlier, the Expiration Date).

(c)                                  For Cause. In the event of the Participant’s Termination of Service by the Company or the Employer for Cause, the entire Option, whether vested or unvested, will be forfeited.

6.                                      Change in Control. In the event of a Change in Control, the Option will be treated in accordance with Section 12(c) of the Plan.

7.                                      Voting Rights. The Participant shall have no voting rights or any other rights as a shareholder of the Company with respect to the Option unless and until the Participant becomes the record owner of the Shares underlying the Option.

8.                                      Responsibility for Taxes.

(a)                                 The Participant acknowledges that, regardless of any action taken by the Company or the Employer, the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant (“Tax-Related Items”) is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. The Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including but not limited to the grant, vesting or exercise of the Option or the subsequent sale of Shares acquired on exercise of the Option; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate the Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Participant is subject to Tax-Related Items in more than one jurisdiction, the Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b)                                 Prior to any relevant taxable or tax withholding event, as applicable, the Participant agrees to make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy their withholding obligations with regard to all Tax-Related Items in the manner determined by the Company and/or the Employer from time to time, which may include: (i) withholding from the Participant’s wages or other cash compensation paid to the Participant by the Company and/or the Employer, (ii) requiring the Participant to remit the aggregate amount of such Tax-Related Items to the Company in full, in cash or by check, bank draft or money order payable to the order of the Company or the Employer; (iii) through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to sell Shares obtained upon exercise of the Option and to deliver promptly to the Company an amount of the proceeds of such sale equal to the amount of the Tax-Related Items; (iv) by a “net exercise” under which the Company reduces the number of Shares otherwise issuable to the Participant upon exercise of the Option by the number of Shares with an aggregate fair market value that equals the amount of the Tax-Related Items; provided, however, that if the Participant is then covered by Section 16 of the Exchange Act, then the Company will withhold by a “net exercise” in accordance with method (i) above unless the use of such withholding method is problematic under applicable tax or securities law or has materially adverse accounting consequences, in which case, the obligation for Tax-Related Items may be satisfied by one or a combination of methods (i), (ii) and (iii) above; or (v) any other method of withholding determined by the Company and permitted by applicable law.

(c)                                  Depending on the withholding method, the Company or the Employer may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates, in which case the Participant will receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent number of Shares. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, the Participant is deemed to have been issued the full number of Shares subject to the exercised portion of the Option, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items.

(d)                                 Finally, the Participant agrees to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of the Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if the Participant fails to comply with the Participant’s obligations in connection with the Tax-Related Items.

9.                                      Not Salary, Pensionable Earnings or Base Pay. The Participant acknowledges that the Option shall not be included in or deemed to be a part of (a) salary, normal salary or other ordinary compensation, (b) any definition of pensionable or other earnings (however defined) for the purpose of calculating any benefits payable to or on behalf of the Participant under any pension, retirement, termination or dismissal indemnity, severance benefit, retirement indemnity or other benefit arrangement of the Company or any Affiliate (including the Employer) or (c) any calculation of base pay or regular pay for any purpose.

10.                               Cancellation/Clawback. The Participant hereby acknowledges and agrees that the Participant and the Option are subject to the terms and conditions of Section 18 (Cancellation or “Clawback” of Awards) of the Plan.

11.                               Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

12.                               Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently by similar process give notice of:

If to the Company:

Pivotal Software, Inc.

875 Howard Street, 5th Floor

San Francisco, California 94103

Attention: Pivotal Stock Team

If to the Participant, to the address of the Participant on file with the Company.

13.                               No Right to Continued Service. The grant of the Option shall not be construed as giving the Participant the right to be retained in the employ of, or to continue to provide services to, the Company or any Affiliate (including the Employer).

14.                               No Right to Future Awards. Any Option or other Award granted under the Plan shall be a one-time Award that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants under the Plan.

15.                               Transfer of Option.  Except as may be permitted by the Committee, (a) neither the Option nor any right under the Option shall be assignable, alienable, saleable or transferable by the Participant otherwise than by will or pursuant to the laws of descent and distribution and (b) during the lifetime of the Participant, the Option may be exercised only by the Participant or the Participant’s guardian or legal representative.  This provision shall not apply to any portion of the Option that has been fully exercised and shall not preclude forfeiture of any portion of the Option in accordance with the terms herein.

16.                               Entire Agreement. This Agreement, the Plan and any other agreements, schedules, exhibits and other documents referred to herein or therein constitute the entire agreement and understanding between the parties in respect of the subject matter hereof and supersede all prior and contemporaneous arrangements, agreements and understandings, both oral and written, whether in term sheets, presentations or otherwise, between the parties with respect to the subject matter hereof.

17.                               Severability. If any provision of this Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or this Agreement under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board, materially altering the intent of this

Agreement, such provision shall be stricken as to such jurisdiction, and the remainder of this Agreement shall remain in full force and effect.

18.                               Amendment; Waiver. No amendment or modification of any provision of this Agreement that has a material adverse effect on the Participant shall be effective unless signed in writing by or on behalf of the Company and the Participant; provided that the Company may amend or modify this Agreement without the Participant’s consent in accordance with the provisions of the Plan or as otherwise set forth in this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature. Any amendment or modification of or to any provision of this Agreement, or any waiver of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which such amendment, modification or waiver is made or given.

19.                               Assignment. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Participant.

20.                               Successors and Assigns; No Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the Company and the Participant and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any Person other than the Company and the Participant, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

21.                               Dispute Resolution. All controversies and claims arising out of or relating to this Agreement, or the breach hereof, shall be settled by the Company’s or the Employer’s mandatory dispute resolution procedures, if any, as may be in effect from time to time with respect to matters arising out of or relating to the Participant’s employment with the Company or the Employer.

22.                               Governing Law; Venue. All matters arising out of or relating to this Agreement and the transactions contemplated hereby, including its validity, interpretation, construction, performance and enforcement, shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to its principles of conflict of laws. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of Santa Clara County, California, or the federal courts for the United States for the Northern District of California, and no other courts.

23.                               Imposition of other Requirements and Participant Undertaking. The Company reserves the right to impose other requirements on the Participant’s participation in the Plan, on the Option and on any Shares to be issued upon exercise of the Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons.  The Participant agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable to accomplish the foregoing or to carry out or give effect to any of the obligations or restrictions imposed on either the Participant or the Option pursuant to this Agreement.

24.                               References. References herein to rights and obligations of the Participant shall apply, where appropriate, to the Participant’s legal representative or estate without regard to whether specific reference to such legal representative or estate is contained in a particular provision of this Agreement.

Acceptance, Acknowledgment and Receipt

By accepting this Agreement, I, the Participant, hereby:

•                  acknowledge and confirm my consent to receive electronically this Agreement, the Plan and any other Plan documents or other related communications that the Company wishes or is required to deliver;

•                  acknowledge that a copy of the Plan and the related Plan documents were made available to me;

•                  agree that the electronic acceptance of this Agreement constitutes a legally binding acceptance of this Agreement, and that the electronic acceptance of this Agreement shall have the same force and effect as if this Agreement was physically signed; and

•                  acknowledge that I may submit a hard copy of this Agreement if I prefer, by signing this Agreement and sending it to the General Counsel’s office at the Company.